Exhibit 99.1

NextEra Energy and Hawaiian Electric File Joint Application
with the Hawaii Public Utilities Commission Outlining Benefits of Proposed Merger
for Advancing a More Affordable Clean Energy Future for Hawaii

Approximately $60 million in quantified customer savings

No request for increase in general base rates for at least four years following transaction close

Companies affirm commitments to continue operating under current name and retain headquarters in Honolulu

Hawaiian Electric will continue to be locally managed, with no involuntary workforce reductions for at least two years post close

Companies expect to maintain Hawaiian Electric Industries’ overall current level of corporate giving

JUNO BEACH, Fla., and HONOLULU - Jan. 29, 2015 - NextEra Energy, Inc. (NYSE:NEE) and Hawaiian Electric Company, Inc., Hawaii Electric Light Company, Inc. and Maui Electric Company Limited (collectively referred to as Hawaiian Electric), subsidiaries of Hawaiian Electric Industries, Inc. (NYSE:HE) (HEI), today filed an application with the Hawaii Public Utilities Commission (PUC) requesting approval of the proposed merger involving Hawaiian Electric.

The filing details the companies’ commitments to Hawaiian Electric’s communities, employees and customers for enhancing service reliability, continuing community and charitable support, continuing to locally manage Hawaiian Electric’s utilities from their existing operating locations, delivering savings and value for customers, and strengthening and accelerating a cleaner energy future. Highlights of the application include a commitment to not file a request with the PUC for a general base rate increase for at least four years post-transaction close and approximately $60 million in quantified customer savings, both subject to approval of certain conditions.

Hawaiian Electric stands at the forefront in addressing a vast array of complex issues associated with Hawaii’s clean energy transformation. By combining with NextEra Energy, Hawaiian Electric will gain a leading-edge partner, with deep operational, technical and managerial expertise, financial capacity and a proven clean energy track record. The proposed combination is expected to provide Hawaiian Electric with the added capacity, resources and access to expertise to strengthen and accelerate Hawaii’s transition to a more affordable, equitable and inclusive clean energy future, while delivering substantial customer benefits, including lower costs and improved reliability over time.

“The filing of this application begins an important review process that we believe will ultimately result in a more affordable clean energy future for Hawaii,” said Eric Gleason, president of NextEra Energy Hawaii, LLC. “We share Hawaiian Electric’s vision of increasing renewable energy, modernizing its grid, reducing Hawaii's dependence on imported oil, integrating more rooftop solar energy and, importantly, lowering customer bills, and we believe our combination will help to accelerate Hawaii’s clean energy transformation. We welcome the opportunity to engage directly with the PUC and the communities that Hawaiian Electric serves. As we move forward, our focus will be on applying our expertise and resources, alongside Hawaiian Electric’s, to bring significant benefits, savings and value to Hawaiian Electric customers and to create the clean energy future we all want for Hawaii.”

“This application represents a significant milestone in this process,” said Alan Oshima, Hawaiian Electric’s president and chief executive officer. “As the filing outlines, joining with NextEra Energy provides Hawaiian Electric with the unique opportunity to strengthen and accelerate our clean energy transformation. Importantly, this partnership will help us deliver substantial value to Hawaiian Electric’s customers, including through NextEra Energy’s commitment not to request an increase in general base rates for at least four years following the close of the transaction and to forego rate increases for recovery of operation and maintenance increases during that same period.”

Delivering Significant Value and Increased Savings to Customers

•	Delivering sustained savings for customers, managing costs effectively and improving service reliability

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As detailed in the application, NextEra Energy pledges that, for at least four years following the completion of the transaction, subject to approval of certain conditions, Hawaiian Electric will not submit any applications seeking a general base rate increase and will forego recovery of the incremental operations and maintenance revenue adjustment under its decoupling rate mechanism during that period, which amounts to approximately $60 million in cumulative savings for customers.

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NextEra Energy is committed to maintaining and improving over time the reliability of the Hawaiian Electric Companies’ electrical systems and will support the ongoing efforts of the Reliability Standards Working Group and its subgroups.

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The companies expect that the combination will also provide significant customer savings and benefits from improved financial standing, strong vendor relationships and economies of scale, and technical expertise.

•	Providing customer protections

◦	NextEra Energy will not seek to recover through rates any acquisition premium, transaction or transition costs that may arise from the transaction.

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NextEra Energy will also maintain various protections designed to ensure that Hawaiian Electric and its customers are not impacted by the activities and businesses of other NextEra Energy entities and subsidiaries.

Committed to Local Customers, Employees and the Communities We Serve

•	Hawaiian Electric will continue to be locally managed

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Upon completion of the combination, Hawaiian Electric will become a third principal business within the NextEra Energy family of companies. Hawaiian Electric will continue to operate under its current name and continue to be headquartered in Honolulu. Hawaiian Electric will continue to be locally managed from existing operating locations.

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No involuntary reductions to Hawaiian Electric’s workforce will occur as a result of the transaction for at least two years after the closing of the transaction, and all of its union labor agreements will be honored.

•	Serving and supporting Hawaii’s communities

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NextEra Energy has been recognized for an unprecedented eighth consecutive year as No. 1 on the utility industry list of Fortune’s “Most Admired Companies” and enjoys a longstanding reputation as a strong corporate citizen throughout the communities in which it operates. Consistent with that, NextEra Energy expects to maintain HEI’s overall current level of corporate giving in HEI’s communities.

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In addition, NextEra Energy has committed to establish a local, independent advisory board to be made up of six to 12 members, all of whom will have substantial ties to the Hawaii community. The purpose of the board will be to provide input on matters of local and community interest.

Strengthening and Accelerating Hawaii’s Clean Energy Future
The combination of NextEra Energy and Hawaiian Electric brings together two industry leaders in clean and renewable energy. Hawaiian Electric has put Hawaii on the leading edge of clean energy nationally, successfully integrating rooftop solar with 12 percent of residential customers-including 11,000 new installations in 2014 alone-and helping achieve 21 percent renewable energy. Hawaiian Electric has filed plans with the Hawaii PUC that seek to enhance Hawaii’s energy future by lowering electric bills, giving customers more service options and nearly tripling the amount of distributed solar, while achieving among the nation’s highest levels of renewable energy by 2030. NextEra Energy adds its strength as the nation’s leading clean energy company and is supportive of Hawaiian Electric’s plans to accomplish these clean energy goals. As part of the merger filing, NextEra Energy commits to strengthening and accelerating Hawaiian Electric’s clean energy transformation through increased renewable energy - including integrating more rooftop solar energy - electric grid modernizations, energy storage and customer demand response programs.

NextEra Energy’s principal subsidiaries include Florida Power & Light Company (FPL), one of the nation’s largest and most well-respected electric utilities, and NextEra Energy Resources, LLC, which together with its affiliated entities (NextEra Energy Resources), is North America’s largest producer of renewable energy from the wind and sun. Through NextEra Energy Resources, NextEra Energy brings to bear all the capabilities of a renewable energy leader, including utility-scale and distributed solar, wind and battery storage, as well as the resources to help accelerate Hawaiian Electric’s efforts to pursue a new energy future in Hawaii. Together, FPL and NextEra Energy Resources have completed more than $24 billion worth of major capital projects since 2003, overall on time and under budget.

FPL serves approximately 4.7 million customers in a state that, like Hawaii, has no indigenous fossil fuels and was once the largest consumer of oil among all U.S. utilities. Since 2001, FPL has reduced its reliance on foreign oil by more than 99 percent, improved its overall fuel efficiency by 20 percent and saved its customers more than $7.5 billion in fuel costs. FPL’s operational excellence has supported low customer bills, including typical residential customer electric bills that are approximately 25 percent lower than the national average. Additionally, FPL’s highly efficient generation fleet is one of the cleanest and most modern among utilities nationwide. FPL also has developed, built and operates one of the nation’s most modern grid networks and offers the highest reliability among Florida’s investor-owned utilities, ranking in the top quartile nationally, with more than 99.98 percent reliability. In 2014, FPL received two prestigious reliability-related awards by PA Consulting Group - Outstanding Technology and Innovation in the U.S. and Outstanding Reliability Performance in the U.S. South region.

Merger Approval Process

In addition to the filing made with the Hawaii PUC by NextEra Energy and Hawaiian Electric, HEI today filed for merger approval with the Federal Energy Regulatory Commission. The transaction is also subject to approval by HEI shareholders, the expiration or termination of the waiting period under the Hart-Scott-Rodino Act, Securities and Exchange Commission (SEC) effectiveness of registration statements, the spinoff of ASB Hawaii and additional regulatory approvals and other customary conditions. The companies expect the transaction, which has been unanimously approved by both companies’ boards of directors, to be completed in the fourth quarter of 2015.

Website

Additional information about the benefits of the transaction is available at www.forhawaiisfuture.com.

NextEra Energy, Inc.

NextEra Energy, Inc. (NYSE: NEE) is a leading clean energy company with consolidated revenues of approximately $17.0 billion, approximately 44,900 megawatts of generating capacity, which includes megawatts associated with noncontrolling interests related to NextEra Energy Partners, LP (NEP), and approximately 13,800 employees in 27 states and Canada as of year-end 2014. Headquartered in Juno Beach, Fla., NextEra Energy's principal subsidiaries are Florida Power & Light Company, which serves approximately 4.7 million customer accounts in Florida and is one of the largest rate-regulated electric utilities in the United States, and NextEra Energy Resources, LLC, which, together with its affiliated entities, is the largest generator in North America of renewable energy from the wind and sun. Through its subsidiaries, NextEra Energy generates clean, emissions-free electricity from eight commercial nuclear power units in Florida, New Hampshire, Iowa and Wisconsin. NextEra Energy has been recognized often by third parties for its efforts in sustainability, corporate responsibility, ethics and compliance, and diversity, and has been named No. 1 overall among electric and gas utilities on Fortune's list of "World's Most Admired Companies" for eight consecutive years, which is an unprecedented achievement in its industry. For more information about NextEra Energy companies, visit these websites: www.NextEraEnergy.com, www.FPL.com, www.NextEraEnergyResources.com.

Hawaiian Electric Company
Hawaiian Electric and its subsidiaries, Maui Electric and Hawaii Electric Light, serve the islands of Oahu, Maui, Lanai, Molokai and Hawaii, home to 95 percent of the population of Hawaii. Hawaiian Electric's parent company is Hawaiian Electric Industries (NYSE: HE).

In a changing world, the Hawaiian Electric Companies are taking the lead in adding renewable energy and developing energy solutions for their customers to achieve a clean energy future for Hawaii. For more information, visit www.hawaiianelectric.com.

FORWARD LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE and HEI caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, potential benefit of tax basis step up to HEI shareholders, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up to HEI shareholders, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, are more fully discussed in the preliminary proxy statement/prospectus that is included in the Registration Statement on Form S-4 that has been filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NEE’s and HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and neither NEE nor HEI undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information And Where To Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. In connection with the proposed transaction between NEE and HEI, on January 8, 2015, NEE filed with the SEC a registration statement on Form S-4 that includes a preliminary proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. These materials are not yet final and will be amended. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which NEE or HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from NEE’s website (www.investor.nexteraenergy.com) under the heading “Investor Relations” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at a joint website launched by the companies at www.forhawaiisfuture.com.

Participants In The Merger Solicitation

NEE, HEI, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction is set forth in the preliminary proxy statement/prospectus that has been filed with the SEC. You can find information about NEE’s executive officers and directors in its definitive proxy statement filed with the SEC on April 4, 2014. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014. Additional information about NEE’s executive officers and directors and HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4. You can obtain free copies of these documents from NEE and HEI as described above.

NextEra Energy Contact

Robert L. Gould
Vice President, Chief Communications Officer
561-694-4442

Debra Larsson
Manager, Financial and Sustainability Communication
561-694-4442

Hawaiian Electric Industries Contact

Media
A.J. Halagao
Manager, Corporate & Community Advancement
(808) 543-5889
ajhalagao@hei.com

Investor Relations
Cliff Chen
Manager, Investor Relations & Strategic Planning
(808) 543-7300
IR@hei.com